LINE OF CREDIT AGREEMENT

         THIS LINE OF CREDIT AGREEMENT ("Agreement"), is made and entered into as of the 7 day of April, 2000, by and between ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), AIOP FLORIDA PROPERTIES I, L.L.C., a Delaware limited liability company, AIOP FLORIDA PROPERTIES II, L.L.C., a Delaware limited liability company, COMMUNITY SAVANNA CLUB JOINT VENTURE, a Delaware general partnership, and AIOP LOST DUTCHMAN NOTES, L.L.C., a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION (the "Bank").

                                    RECITALS

         . Borrower applied to the Bank for the extension of a line of credit for general business purposes.

         B. The Bank is willing to extend credit for such purposes upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

         The following terms when used in this Agreement shall, except where the context otherwise required, have the following meanings (such definitions to be equally applicable to the singular and the plural forms thereof):

         1.1 "Act of Bankruptcy" shall mean (i) if Borrower or any member of the Affiliate Group shall fail to pay its debts as they become due, or (ii) shall make an assignment for the benefit of its creditors, or (iii) shall admit in writing its inability to pay its debts as they become due, or (iv) shall file a petition under any chapter of the Federal Bankruptcy Code or similar law, state or federal, now or hereafter existing, or (v) shall become "insolvent" as that term is generally defined under the Federal Bankruptcy Code, or (vi) shall in any involuntary bankruptcy case commenced against it file an answer admitting insolvency or inability to pay its debts as they become due, or (vii) shall fail to obtain a dismissal of such case within ninety (90) days after its commencement or convert the case from one chapter of the Federal Bankruptcy Code to another chapter, or (viii) be the subject of an order for relief in such bankruptcy case, or (ix) be adjudged a bankrupt or insolvent, or (x) shall have a custodian, trustee or receiver appointed for, or have any court take jurisdiction of its property, or any part thereof, in any voluntary proceeding for the purpose of reorganization, arrangement, dissolution or liquidation and such custodian trustee or receiver shall not be discharged, or such jurisdiction


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shall  not  be  relinquished,   vacated  or  stayed  within  (90)  days  of  the
appointment.

         1.2 "Advance" shall mean a disbursement under the Loan.

         1.3 "Advance Request" shall mean the written request for Advances made by Borrower and more particularly described in Section 2.4 below.

         1.4 "Affiliate" shall mean any of the Affiliate Group and any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such entities.

         1.5 "Affiliate Group" shall mean Borrower; Asset Investors Corporation, a Delaware corporation, Commercial Assets, Inc., a Delaware corporation, AIOP FLORIDA PROPERTIES I, L.L.C., a Delaware limited liability company, AIOP FLORIDA PROPERTIES II, L.L.C., a Delaware limited liability company, COMMUNITY SAVANNA CLUB JOINT VENTURE, a Delaware general partnership, and AIOP LOST DUTCHMAN NOTES, L.L.C., a Delaware limited liability company.

         1.6 "Agreement" shall mean this Agreement as originally executed, as amended, modified or supplemented from time to time.

         1.7 "Appraisal" shall mean current appraisals of the Property prepared by an appraiser, licensed by the state in which each Property is located, engaged by and acceptable to Bank, which appraisal shall determine the market value of the Property in its current as-is condition and shall comply with (1) Title XI of the Federal Financial Institution Reform, Recovery and Enforcement Act of 1989 (FIRREA); (2) the OCC Appraisal Standards of 12 CFR, part 34; and
(3) the Code of Professional Ethics and Standards of Professional Practice of the American Institute of Real Estate Appraisers and the Guidelines for Real Estate Appraisal Policies and Review Procedures adopted by the bank supervision offices of the Federal Deposit Insurance Corporation, the Office of Thrift Supervision (OTS), Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency as of December 14, 1987 and shall be in form and substance satisfactory to the Bank.

         1.8 "Appraised Value" shall mean the value for a Property arrived at under an Appraisal and accepted by the Bank.

         1.9 "Approvals and Permits" means each and all approvals, authorizations, bonds, consents, certificates, franchises, licenses, permits, registrations, qualifications, and other actions and rights granted by or filings with any Persons necessary, appropriate, or desirable in connection with the Property, or for the conduct of the business and operations of Borrower.

         1.10 "Authorized Officer" shall mean any one of the following Senior Officers of Asset Investors Corporation, the sole general partner of the Borrower, Chief Executive Officer, Vice Chairman, President, or Chief Financial Officer or any other authorized agent of Borrower certified by Borrower to the Bank for the purpose of making certifications under this Agreement or making


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Advance Requests.  Until otherwise certified by Borrower to the Bank in writing, the Authorized Officers of the general partner of the Borrower are Terry Considine, Thomas L. Rhodes, Bruce E. Moore and David M. Becker.

         1.11 "Business Day" shall mean every day except a Saturday, Sunday or public holiday on which the Bank is required or permitted to be closed.

         1.12 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         1.13 "Closing Date" shall mean the date of recording of the Deed of Trust on the Property.

         1.14 "Collateral" shall mean any real property or personal property (tangible or intangible), together with all improvements and appurtenances, granted, pledged or encumbered to or for the benefit of the Bank in connection with the Loan.

         1.15   "Commitment   Amount"   shall  mean  Fifteen   Million   Dollars
($15,000,000.00), subject to the automatic reduction provisions of ARTICLE 9 below.

         1.16 "Deed of Trust" shall mean a first lien deed or trust or mortgage, security agreement, financing statement and assignment of rents and revenues, creating a first lien on a Property, the improvements, and all rights and easements appurtenant thereto, and assigning to the Bank all leases, contracts, rents and revenues from the Property, if any, associated with the Property, securing the Loan, all in form and substance customary for commercial loans made by the Bank and satisfactory in all respects to the Bank, and intended to be recorded in the real property records of the county in which the Property is located, if required by the Bank.

         1.17 "Default" shall mean any event which if continued uncured would, with the passage of time or notice or both, constitute an Event of Default.

         1.18 "Environmental Indemnity" shall mean the Environmental Indemnity Agreement, executed by Borrower and each Property Subsidiary for the benefit of Bank in connection with each Property, pursuant to which Borrower and each Property Subsidiary agrees to indemnify, defend and hold harmless Bank from and against environmental liabilities that Bank may incur relating to the Project.

         1.19 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended, and the rules and regulations promulgated thereunder by any governmental agency or authority, as from time to time in effect.

         1.20 "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that is a member of a group of trades or business under common control of which Borrower is a member and which is treated as a single employer under Section 414 of the Code.

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

         1.21 "Event of Default"  shall mean any Event of Default  described  in
Section 7.1 below.

         1.22 "Financing Statements" shall mean any and all UCC-1 Financing Statements necessary to be filed or recorded in the official records of a Governmental Entity to perfect the security interests of the Bank in Personalty associated with a Property.

         1.23 "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in any other statements by any other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in accordance with GAAP.

         1.24 "Governmental Entity" shall mean any federal, state, or local governmental or quasi-governmental entity, agency, board, commission or organization having jurisdiction over any Collateral or Person relevant to this Agreement.

         1.25 "Governmental Requirement" shall mean all laws, ordinances, rules, regulations, codes, orders, writs, legal requirements, injunctions or decrees of any Governmental Entities applicable to the Borrower or any member of the Affiliate Group or a Property.

         1.26 "Indebtedness" shall mean all principal and interest and all other sums payable under the Note and all other Loan Documents.

         1.27 "Lien" shall mean any mortgage or deed of trust (including any mortgage, pledge, hypothecation, assignment, deposit arrangement, lien or charge), including the lien of the Loan Documents that becomes a lien on real property, claim, security interest, easement or encumbrance, or preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the code or comparable law of any jurisdiction), and any option, right of first refusal, or other interest or right.

         1.28 "Loan" shall mean the revolving line of credit commitment in the maximum principal amount of $15,000,000.00 made available to the Borrower by the Bank under the terms of this Agreement and the Loan Documents.

         1.29 "Loan Documents" shall mean any and all documents evidencing and securing the Loan and shall include the Note, this Agreement, any Deed of Trust, any Financing Statement, any Security Agreement, any Environmental Indemnity Agreement and any other documents or instruments now or hereafter executed and delivered to the Bank to further evidence or secure the Loan.

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

         1.30 "Loan Party" shall mean Borrower, each Subsidiary and each other Person that from time to time is or becomes obligated to the Bank with respect to the Loan.

         1.31 "Material Adverse Occurrence" shall mean any occurrence of whatsoever nature (including, without limitation, any adverse determination in any litigation, arbitration or governmental investigation or proceeding) which in Bank's reasonable judgment materially adversely affects (i) the present or prospective financial condition or operations of a Loan Party or a member of the Affiliate Group or (ii) the ability of a Loan Party or a member of the Affiliate Group to perform its obligations under the Loan Documents, including without limitation, the occurrence of any event of dissolution or termination of any Loan Party or a member of the Affiliate Group, or (iii) the operations or value of the Property, and remains unsatisfied or is not discharged or eliminated after thirty (30) days following written notice from the Bank.

         1.32 "Maturity Date" shall mean the earlier of (i) May 31, 2001, unless extended in accordance with Section 2.2 below or (ii) the date on which the Loan is accelerated as a consequence of an Event of Default.

         1.33 "Multiemployer Plan" shall mean a multiemployer plan, as that term is defined in Section 4001(a)(3) of ERISA, which is maintained (on the Closing Date, within the five years preceding the Closing Date, or at any time after the Closing Date) for employees of any Borrower and/or any ERISA Affiliate.

         1.34 "Note" shall mean the Revolving Promissory Note of even date herewith in the stated amount of $15,000,000.00 made by Borrower and Property Subsidiaries to the order of the Bank, as the same may be modified, amended, extended, replaced or restated.

         1.35   "Obligations"   shall  mean  the   Indebtedness  and  all  other
obligations of the Borrower in connection with the Loan made by the Bank pursuant to this Agreement.

         1.36 "Opinions of Counsel" shall have the meaning set forth in Section 3.3(c) below.

         1.37 "PBGC" shall mean the Pension Benefit Guaranty Corporation, established pursuant to Subtitle A of Title IV of ERISA, and any successor thereto or to the functions thereof.

         1.38 "Person" shall mean any natural person, corporation, limited liability company, limited partnership, limited liability partnership, association, trust, joint venture, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         1.39 "Personalty" shall mean all personal property, tangible and intangible, contained within improvements or used in connection with a Property financed by this Loan (excluding personal property owned by any tenant under a lease) now owned or hereafter acquired by the Borrower, except personal property


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

owned by Borrower and used in the maintenance and operation of multiple properties.

         1.40 "Plan" shall mean each employee benefit plan (whether in existence on the Closing Date or thereafter instituted), as that term is defined in
Section 3 of ERISA, maintained for the benefit of employees, officers or directors of Borrower and/or of any ERISA Affiliate.

         1.41 "Prohibited Transaction" shall mean the respective meanings assigned to that term in Section 4975 of the Code and Section 406 of ERISA.

         1.42 "Property" shall mean any real property and appurtenances securing this Loan, as more particularly described on Exhibit A.

         1.43 "Property Subsidiary" shall mean either or both of Community Savanna Club Joint Venture and AIOP Lost Dutchman Notes, L.L.C., as the context requires.

         1.44 "Reference Rate" shall mean the rate of interest announced by the Bank from time to time as its Reference Rate. The Bank may lend to its customers at rates which are at, above or below the Reference Rate.

         1.45  "Reportable  Event" shall mean a  reportable  event as defined in
Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, the events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standards of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code.

         1.46 "Security Agreement" shall mean any security agreement executed and delivered by the Borrower and the Property Subsidiaries to the Bank, granting to the Bank a security interest in Personalty associated with a Property.

         1.47 "Subsidiary" shall mean any or all of AIOP Florida Properties I, L.L.C.; AIOP Florida Properties II, L.L.C.; Community Savanna Club Joint Venture; and AIOP Lost Dutchman Notes, L.L.C., as the context requires, each of which is 100% wholly owned, directly or through other Subsidiaries by Borrower.

         1.48 "Title Company" shall mean the title insurance company, which company shall be satisfactory to Bank in its absolute and sole discretion, insuring a Deed of Trust associated with a Property.

         1.49 "Title Policy" shall mean, respectively, each and all title insurance policies and endorsements thereto and reinsurance or coinsurance agreements and endorsements as reasonably required by the Bank in connection with a Deed of Trust.

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

         Other terms defined herein shall have the meaning ascribed to them herein.

                                   ARTICLE 2.
                                 CREDIT FACILITY

         2.1 Commitment. Subject to and in accordance with the provisions of this Agreement, the Bank agrees to make Advances of the Loan, and Borrower may draw upon and borrow, in the manner and upon the terms and conditions expressed in this Agreement, amounts that shall not exceed in the aggregate, at any one time outstanding, the Commitment Amount. All amounts hereafter advanced or accruing, including, without limitation, any amounts (including principal amounts) advanced or outstanding hereunder in excess of the Commitment Amount, shall be outstanding under the Loan and shall be evidenced and secured by the Loan Documents. Borrower shall, within two (2) Business Days after written notice from the Bank, make principal and other payments required so that the outstanding principal balance of the Loan does not exceed the Commitment Amount. The Loan shall be a revolving credit, against which Advances may be made to Borrower, repaid by Borrower and additional Advances made to Borrower, subject to the limitations contained in this Agreement, provided that Bank shall have no obligation to make any Advance that would cause the outstanding principal balance of the Loan to exceed the Commitment Amount.

         2.2 Annual Review; Extension. The Bank shall be committed to make Advances under this Loan prior to the Maturity Date. Upon written request by the Borrower to the Bank delivered not more than ninety (90) days or less than sixty
(60) days prior to the then-effective Maturity Date, the Bank shall conduct a credit review of the Loan. Following the first annual credit review, approximately eleven (11) months after the date of this Agreement and on each twelve-month anniversary thereafter, if the Borrower has requested an extension of the Maturity Date in the manner set forth above and if the Bank determines to extend the Maturity Date of the Loan, in its sole and absolute discretion, the Maturity Date shall be extended by a period of twelve (12) months from the then-effective Maturity Date. If, in the course of any annual review, the Bank determines that it shall not extend the Maturity Date beyond its then-effective date, the Bank shall give notice of such decision to Borrower not later than thirty (30) days prior to the then-effective Maturity Date and, in such event, the Bank shall continue to make Advances under the Loan until the Maturity Date.

         2.3 The Loan.

            (a) The Note. The Borrower's obligation to pay the principal of and interest on the Loan shall be evidenced by the Note which shall (i) be duly executed and delivered by Borrower and each Property Subsidiary, as co-makers,
(ii) be dated as of the date hereof, (iii) be in the stated principal amount of the Loan, (iv) mature on the Maturity Date unless extended under the provisions of Section 2.2, (v) bear interest as provided in the Note, and (vi) be entitled to the benefits of this Agreement and the Loan Documents.

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

            (b) Term. The Loan shall have a term which commences as of the date hereof and expires on the Maturity Date, unless extended in accordance with the terms of Section 2.2 above.

            (c) Interest and Payment. The Loan shall bear interest on the outstanding principal balance at the Bank's floating Reference Rate, adjusted daily. Interest shall be payable monthly on or before the first (1st) day of each month. If not sooner paid, all outstanding principal, accrued but unpaid interest and other charges due and owing under the Loan Documents shall be paid in full on the Maturity Date.

            (d) Default Rate; Late Charges. Upon the occurrence of a Default under the Loan, the Bank shall have the right to collect interest on the outstanding indebtedness under the Loan at a rate of interest equal to the greater of (i) eighteen percent (18%) per annum or (ii) five percent (5%) per annum in excess of the Reference Rate ("Default Rate"); provided that any interest at the Default Rate which has accrued shall be paid at the time of and as a condition precedent to the curing of any Default under the Loan. In the event any payment of principal, interest, or other sum due in connection with the Loan is not made within five (5) days after the due date, the Bank may, at its option, require the payment of a late charge in the amount of four percent (4%) of the delinquent sum ("Late Charge").

            (e) Prepayment. Borrower shall have the right to prepay the Loan, in whole or in part, at any time and from time to time. All sums received by the Bank under this Loan from whatever source shall be applied (i) when no Default or Event of Default has occurred and is continuing, for the specific purpose for which it was remitted under the Loan and otherwise to the principal balance of the Loan, and (ii) after the occurrence of a Default or Event of Default, and while such Default or Event of Default continues, to fees, charges, interest or principal under the Loan, in such manner and order as the Bank may direct, in its sole and absolute discretion.

            (f) Payments Due on Days Other than Business Days. Whenever any payment to be made under this Agreement or under the Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable at the applicable rate during such extension.

         2.4 Advances. Advances will be made by Bank daily upon receipt by Bank of at least one (1) Business Day's advance written notice received on or before 10:00 a.m., Denver local time, accompanied by the items set forth below:

                  (a)  an Advance Request in the form of Exhibit B.

                  (b) the  certification  by an Authorized  Officer on behalf of
Borrower: (i) that neither a Default, except as specifically disclosed to Bank in the Advance Request, or otherwise in writing, nor an Event of Default exists, and (ii) that the outstanding principal balance of the Loan after the requested Advance will not exceed the Commitment Amount.

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

                                   ARTICLE 3.
                         CONDITIONS PRECEDENT TO CLOSING

         The Bank's obligation to make the Loan and to enter into and perform its agreements under this Agreement shall be subject to the full and complete satisfaction of the following conditions precedent, including receipt and approval by the Bank of the following agreements, documents and instruments, each in form and substance satisfactory to the Bank, in each case as determined by the Bank in its sole and absolute discretion, on the Closing Date and subsequently:

         3.1 Representations and Warranties Accurate. The representations and warranties by each Loan Party in the Loan Documents shall be correct on and as of the Closing Date.

         3.2 Documents. The Loan Documents described below shall be executed and delivered to the Bank:

            (a) this Agreement, duly executed by Bank, Borrower and each Subsidiary;

            (b) two Deeds of Trust, each duly executed by the appropriate Property Subsidiary, encumbering each Property described on Exhibit A;

            (c)  the  Note,   duly   executed  by  Borrower  and  each  Property
Subsidiary, as co-maker;

            (d) two Environmental Indemnity Agreements, each duly executed by Borrower and the appropriate Property Subsidiary;

            (e) the Security Agreement, duly executed by Borrower;

            (f) UCC-1 financing statement(s) required to perfect the Bank's security interest in the Personalty (the "Financing Statements"); and

            (g) such other Collateral documents as Bank may reasonably require to further evidence or perfect the Bank's security interests in the Collateral.

         3.3 Review Items. The Bank shall have received and approved the following:

            (a)  Resolutions.   Resolutions  of  Borrower  and  each  Subsidiary
authorizing the execution, delivery and performance of this Agreement and any and all other documents related hereto or required hereby.

            (b) Organizational Documents. Copies (certified to the Bank's satisfaction) of the organizational documents of the Borrower and each Subsidiary and current certificates of good standing issued by the appropriate Governmental Entities.

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

            (c) Opinion of Counsel. Legal opinions ("Opinions of Counsel") of independent counsel for Borrower and each Subsidiary with respect to this Agreement and the Loan Documents, in form and substance satisfactory to the Bank
(i) that the Loan Party is duly organized and in good standing in the state of its formation and in such other jurisdictions as may be necessary, (ii) that the transaction described in the opinion and the execution and delivery of the documentation evidencing such transaction and the performance of obligations thereunder have been duly authorized by all necessary parties, (ii) that the transaction documents are legal, valid and binding and enforceable in accordance with their terms, subject to customary exceptions, (iii) concerning such other legal matters as the Bank may require regarding the specific transaction and the absence of conflicts with the governing documents of the entity or any other agreement, instrument or governmental order or rule to which the entity is subject and the absence of any material litigation against the entity which would materially adversely affect the entity's ability to perform its legal obligations under the transaction documents, and (iv) such other opinions specific to the entity or the transaction as the Bank may reasonably require.

            (d)  Financial   Statements.   Certified  financial   statements  of
Borrower, as specified in Section 5.1 below;

            (e) Appraisal. A current Appraisal of the Property.

            (f) Title Policy. The Bank shall have received a fully paid ALTA mortgagee's Title Policy issued by a Title Company acceptable to the Bank, in form and substance satisfactory to the Bank, naming the Bank as the insured and insuring the Deed of Trust to be a valid first lien on a good and marketable fee simple title to the Property, in an amount not less than the Commitment Amount, subject only to such liens and encumbrances and such exceptions as are approved in writing by the Bank, and, without limiting the generality of the foregoing, specifically insuring against mechanics' liens, matters which would be disclosed by a comprehensive survey, and the rights of parties in possession, and containing judgment, tax lien, assessment and bankruptcy searches, a comprehensive endorsement (if the Property is subject to prior restrictions of record and in the judgment of the Bank, such an endorsement is necessary to protect the Bank's interest), and such other endorsements as may reasonably be requested by the Bank.

            (g)  Taxes.   All  delinquent  taxes  and  all  levied  and  pending
assessments relating to the Property shall have been paid in full (or, in lieu thereof, payment in escrow of an amount determined by the Bank).

            (h) Survey. Borrower shall have furnished to Bank, at Borrower's expense, a current improvement survey plat ("survey"), in form and substance satisfactory to the Bank and the Title Company, indicating, without limitation, the legal description of the Property as it will be insured by the Title Company, the courses and distances of the Property lot lines, all appurtenant and servient easements, all dominant easements, location of nearest public roads affording ingress and egress to and from the Property, location and dimensions of all encroachments, buildings and other improvements (excluding manufactured homes), locating all easements and rights-of-way appurtenant to or burdening the

Property and showing any other matters of record, visible upon inspection of the Property or otherwise known to the surveyor which affect title to or use of the Property. The surveyor shall also certify whether or not any portion of the Property is located within a Federal Emergency Management Agency identified flood-prone area and if located thereon, state the map number and whether or not the Property appears in the "Flood Hazard Area." The survey must be certified as accurate by a licensed surveyor in the state in which each Property is located and contain a certificate imprinted thereon in the form approved by the American Land Title Association stating that the survey is made for the benefit of the Bank and the Title Company and shall be sufficient to induce the Title Company to deleted the standard exceptions from the Title Policy regarding matters that would be shown by an ALTA survey. The survey for the Property located in Florida shall meet the criteria set forth above or shall be otherwise satisfactory to the Bank and sufficient to induce the Title Company to delete the standard exceptions from the Title Policy regarding matters that would be shown by an ALTA Survey.

            (i) Hazardous Waste. The Bank shall have received evidence (including, without limitation, a preliminary hazardous waste assessment or report) acceptable to it in its sole discretion as to the presence of hazardous waste or substances on, under or in the Property, together with such documentation as may be necessary to permit the Bank to rely thereon, a copy of which shall be provided to Borrower.

            (j) Compliance with Governmental Requirements. The Bank shall have received written evidence satisfactory to it that the Property and the use thereof are permitted by and comply with all applicable restrictions and requirements in prior conveyances, zoning ordinances, subdivision and platting requirements and other laws and regulations, and have been duly approved by the municipal or other governmental authorities having jurisdiction and that the required building, zoning, environmental and other permits, approvals and licenses have been duly obtained as required by law.

            (k) Approvals. The Bank shall have received evidence acceptable to it that the Borrower or appropriate Property Subsidiary has received all necessary Approvals and Permits from, and given all necessary notices to, and made all necessary filings with, any and all Governmental Entities with respect to the Property, and the contemplated use and operation thereof.

            (l) Insurance. The Bank shall have received the evidences of insurance coverage required under Section 5.8 below.

            (m) Soil Reports. If required by Bank, a soils report addressed to Bank and prepared by a licensed soils engineer acceptable to Bank showing the locations of, and containing boring logs for, all borings.

            (n) Expenses. The Bank shall have been reimbursed by the Borrower for all out-of-pocket costs and expenses incurred by the Bank to the date of this Agreement in connection with the loan transactions contemplated herein, including, without limitation, reasonable attorneys' fees, architect's fees, appraisal fees, survey fees, inspection fees, hazardous waste audits, closing charges, documentary or tax stamps, recording and filing fees, and service charges of the Bank. (This condition shall in no way limit the obligation of the Borrower to reimburse the Bank for such costs and expenses paid or incurred by the Bank during the term of the Loan.

                                   ARTICLE 4.
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         In order to induce Bank to make the Loan, Borrower, and, to the extent applicable, each other Loan Party, for itself, represents, warrants and covenants as follows, which representations, warranties and covenants shall be true and correct as of the execution hereof and shall survive the execution and delivery of the Loan Documents:

         4.1 Organization of Loan Party; Authority to Enter into Agreement. Borrower is a limited partnership, duly formed and validly in existence and in good standing under the laws of the State of Delaware. Each Loan Party is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to so qualify permanently precludes the Loan Party from enforcing its contracts. Each Loan Party has full power and authority to enter into this Agreement, to borrow money as contemplated herein and to execute and carry out the provisions of the Loan Documents. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action of each Loan Party, and no other action of the Loan Party is required for the execution, delivery and performance of the Loan Documents. The Loan Documents which have been executed and delivered pursuant to this Agreement constitute, or, if not yet executed or delivered, will when so executed and delivered, constitute valid and binding obligations of the Loan Party, each enforceable in accordance with its respective terms. Each Loan Party holds all certificates of authority, licenses and permits necessary to carry on its business as presently conducted in each jurisdiction in which it is carrying on such business.

         4.2 No Violation of Other Agreements; No Default. The execution, delivery and performance by the Loan Party of the Loan Documents will not (a) violate any provision of any Governmental Regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Loan Party,
(b) violate or contravene any provision of the constituent documents of the Loan Party, or (c) result in a breach of or constitute an event of default under any indenture, deed of trust, mortgage, loan or credit agreement, note or, except as specifically identified to the Bank in writing, any other agreement, lease or instrument to which the Loan Party is a party or by which it or any of its properties may be bound or result in the creation of any lien or security interest thereunder. The Loan Party is not in default under or in violation of any such Governmental Requirement, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Loan Party.

         4.3 Economic Benefit. The execution and delivery by Bank of this Agreement and the extension of credit by the Bank hereunder constitutes an economic benefit to each Loan Party at least equal to the amount of each of its obligations hereunder and each Loan Party has received fair equivalent value by the extension of the credit facility described in this Agreement in exchange for the liens and security interest granted by the Loan Party to the Bank under the Loan Documents.

         4.4 Government Consents. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any Governmental Entity is required on the part of any Loan Party to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Loan Documents, except for any necessary filing or recordation of or with respect to any of the Loan Documents.

         4.5 Good Faith; Bankruptcy. This Agreement and the Loan Documents are executed in good faith by each Loan Party and is not given or intended to hinder, delay or defraud any creditor or to contravene any of the bankruptcy laws of the Federal Bankruptcy Code, United States (11 U.S.C. Section 101, et seq.), or any other applicable laws. As of the date of the execution of this Agreement, no Loan Party is the subject of a pending bankruptcy case. No Loan Party is aware of any threatened bankruptcy case, nor is any Loan Party presently intending to file such a case.

         4.6 Affiliate Bankruptcy; Insolvency. No member of the Affiliate Group is insolvent (as such term is defined in Section 101(29) of the Federal Bankruptcy Code of 1978, as amended) and will not be rendered insolvent by execution of this Agreement or any Loan Document or consummation of the transactions contemplated thereby. No member of the Affiliate Group is the subject of a case or proceeding under the Federal Bankruptcy Code or any state insolvency statutes.

         4.7 Solvency.

            (a) The fair salable value of the assets of the Borrower will, immediately following the closing of this Loan and after the transaction contemplated under the Loan Documents exceed the amount that will be required to be paid by or in respect of the existing debts and other liabilities of such Borrower (including contingent liabilities) as they mature.

            (b) The Borrower does not have or will not have, immediately following the closing of the Loan, unreasonably small capital to carry out its business as conducted or as proposed to be conducted.

            (c) The Borrower does not intend to, or believe that it will, incur debts beyond its ability to pay such debts as they mature.

         4.8 Financial Statements. Any loan applications, financial statements, supporting schedules, and financial reports heretofore delivered to the Bank in connection with the Loan Documents by or on behalf of each Loan Party are true and correct in all material respects, and, as to each Loan Party, have been prepared in accordance with GAAP, consistently applied, and fairly represent the respective financial conditions of the subjects thereof as of the dates thereof and for the periods covered thereby, and no Material Adverse Occurrence has occurred in the financial conditions presented therein since the respective dates thereof. Each Loan Party agrees to promptly notify Bank in the event that any such documentation or information is later discovered by the Loan Party to be materially inaccurate.

         4.9 No Litigation. There are no material actions, suits or proceedings pending, or to the knowledge of the Loan Party threatened against or affecting the Loan Party, or any of the property or assets of the Loan Party, in any court at law or in equity, or before or by any governmental or municipal authority which might materially adversely affect the ability of the Loan Party to perform its respective obligations hereunder or under any of the Loan Documents to which the Loan Party is a party.

         4.10 Marketable Title. Each Loan Party has good and marketable title to all of its assets which secure repayment of the Note, free and clear of all liens securing or evidencing a monetary obligation or containing provisions by which title could be divested by an event of default or the passage of time.

         4.11 Secondary Financing. There shall be no additional financing by the Borrower or a Subsidiary which is secured by a lien on the Property without the prior written consent of the Bank, which may be withheld in Bank's sole discretion.

         4.12 Compliance With Documents. As of the date hereof and for so long as the Loan Documents remain in effect, each Loan Party is and will remain in full compliance with all of the terms and conditions of this Agreement and the Loan Documents, and no Default has or shall have occurred or shall have occurred and be continuing, which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default under the foregoing.

         4.13 Responsible Parties. Each Loan Party acknowledges and agrees that the acts of the Authorized Officer are the acts of each Loan Party and that the representations, warranties, covenants and agreements of each Loan Party in this Agreement and the Loan Documents shall be deemed to be those of the other Loan Parties.

         4.14 Use of Proceeds. Each Advance will be used by the Borrower solely for the general business purposes permitted under this Agreement.

         4.15 Margin Stock. No part of the Advances shall be used at any time by Borrower to purchase or carry margin stock (within the meaning of Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any such margin stock. No part of the Advances will be used by Borrower for any purpose which violates, or which is inconsistent with, any regulations promulgated by the Board of Governors of the Federal Reserve System.

         4.16 Taxes. Each Loan Party has filed all federal, state and local tax returns required to be filed and has paid or made provision (as required by GAAP) for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against it or any of its property and all other taxes, fees and other charges imposed on it or any of its property by any Governmental Entity (other than taxes, fees or charges the applicability, amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of each Loan Party). No tax liens have been filed and no material claims are being asserted with respect to any such taxes, fees or charges. The charges, accruals and reserves on the books of each Loan Party in respect of taxes and other governmental charges are adequate, and each Loan Party knows of no proposed material tax assessment against it or any basis therefor.

         4.17 Trademarks, Patents. Borrower possesses or has the right to use all of the patents, trademarks, trade names, service marks and copyrights, and applications therefor, and all technology, know-how, processes, methods and designs used in or necessary for the conduct of its business, without known conflict with the rights of others.

         4.18 Covenants, Zoning and Codes. Each Loan Party has complied and will continue to comply with all applicable statutes and regulations to be complied with in connection with the Property, including, without limitation, all statutes and regulations regarding environmental issues, the Americans with Disabilities Act, and historical preservation acts and regulations. All permits, consents, approvals or authorizations by, or registrations, declarations, withholding of objections or filings with any governmental body or private entity necessary in connection with the valid execution, delivery and performance of this Agreement, the Loan Documents, and any and all other documents executed in connection with any of the foregoing, have been obtained and are valid, adequate and in full force and effect. The Property and the intended use thereof will in all material respects conform to and comply with all covenants, conditions, restrictions and reservations affecting the Property, with all applicable zoning, including parking requirements, subdivision, environmental protection, use and building codes, laws, regulations and ordinances, including without limitation any covenants and restrictions recorded in the official records of the applicable Governmental Entity (collectively, the "Covenants").

         4.19 Accuracy of Information. All factual information heretofore or herewith furnished by or on behalf of each Loan Party to the Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of each Loan Party to the Bank will be, true and accurate in every material respect on the date as of which such information is dated or certified and no such information contains any misstatement of fact or omits to state any fact necessary to make the statements contained therein not misleading.

         4.20 Representations and Warranties Upon Delivery of Financial Statements, Documents and Other Information. Each delivery by a Loan Party to Bank of financial statements, other documents, or information after the date of this Agreement shall be a representation and warranty that such financial statements, other documents, or information is correct and complete in all material respects, that there are no omissions therefrom that result in such financial statements, other documents, or information being incomplete, incorrect, or misleading in any material respect as of the date thereof.

         4.21 Survival of Representations. All representations, warranties and covenants contained in this ARTICLE 4 shall survive the delivery of this Agreement and the making of the Loan and each Advance contemplated hereunder and any investigation at any time made by or on behalf of the Bank shall not diminish its rights to rely on all of such representations and warranties.

         4.22 Year 2000 Compliance. Borrower has reviewed and assessed its business operations and computer systems and applications to address the "year 2000 problem" (that is, that computer applications and equipment used by Borrower, directly or indirectly through third parties, may have been or may be unable to properly perform date-sensitive functions before, during and after January 1, 2000). Borrower represents and warrants that the year 2000 problem has not resulted in and will not result in a material adverse change in Borrower's business condition (financial or otherwise), operations, properties or prospects or ability to repay Bank. Borrower agrees that this representation and warranty will be true and correct on and shall be deemed made by Borrower on each date Borrower requests any Advance under this Agreement or the Note or delivers any information to Bank. Borrower will promptly deliver to Bank such information relating to this representation and warranty as Bank requests from time to time.

                                   ARTICLE 5.
                                GENERAL COVENANTS

         Each Loan Party agrees with the Bank that, so long as the Loan shall be outstanding, unless the Bank shall otherwise consent in writing, each Loan Party covenants and agrees as follows:

         5.1 Financial Information. The Loan Parties will furnish to the Bank copies of such of its financial statements, reports and information as may be requested by the Bank, including, without limitation, the following financial statements, reports and information, each of which shall be prepared on a consolidated and consolidating basis for which no additional request shall be required:

            (a) As soon as available, and in any event within one hundred twenty
(120) calendar days after the end of each fiscal year of Borrower, a copy of its audited annual financial reports, and, in any event within ninety (90) calendar days after the end of each fiscal year of Asset Investors Corporation and Commercial Assets, Inc., respectively, the Form 10K filing of both Asset

Investors Corporation and Commercial Assets, Inc. with the Securities and Exchange Commission;

            (b) As soon as available, and in any event within seventy-five (75) calendar days after the end of each fiscal quarter of Borrower, a copy of its unaudited financial statement and, within forty-five (45) calendar days after the end of each fiscal quarter of Asset Investors Corporation and Commercial Assets, Inc., respectively, the Form 10Q filings of both Asset Investors Corporation 10Q report and Commercial Assets, Inc. filed with the Securities and Exchange Commission;

            (c) Within ten (10) days after filing, a copy of any filing available to the public made by Asset Investors Corporation or Commercial Assets, Inc. with the Securities and Exchange Commission.

            (d) As soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter, a compliance certificate ("Compliance Certificate") signed by an Authorized Officer. Each Compliance Certificate shall be in the form and substance satisfactory to the Bank, shall contain detailed calculations of the financial covenants referred to in ARTICLE 6, and shall contain statements by the Authorized Officer to the effect that, except as explained in reasonable detail in such Compliance Certificate, (i) the attached financial statements are complete and correct in all material respects (subject, in the case of financial statements other than annual, to normal year-end audit adjustments) and have been prepared in accordance with GAAP and applied consistently throughout the periods covered thereby and with prior periods (except as disclosed therein), (ii) all of the representations and warranties of the Loan Parties contained in this Agreement and other Loan Documents are true and correct as of the date of such certification is given as if made on such date, and (iii) there is no Default or Event of Default. If any Compliance Certificate delivered to the Bank discloses that a representation or warranty is not true and correct, or that there is a Default or Event of Default, such Compliance Certificate shall state what action Borrower has taken or proposes to take with respect thereto.

         5.2 Accounting System. Borrower and its Affiliate Group shall maintain a system of accounting established and administered in accordance with GAAP.

         5.3 Security Interests. Neither Borrower nor any Subsidiary shall create, incur, assume or allow to exist any Liens upon all or any part of the Collateral, now owned or hereafter acquired, except the following:

            (a) Liens for taxes not delinquent or being diligently contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on Borrower's books.

            (b) Liens imposed by any law, such as mechanics', workers', materialmen's, landlords', carriers', or other like Liens arising in the ordinary course of business which secure payment of obligations which are not past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on Borrower's books.

            (c) Liens securing the Obligations in favor of the Bank.

         5.4 Transactions With Affiliates. Neither Borrower nor its Subsidiaries shall enter into or be a party to any transactions or arrangement, including the purchase, sale or exchange of property of any kind or the rendering of any service, with any Affiliate, or make any loans or advance to any Affiliate except as permitted under this Agreement. If there is no Default or Event of Default, however, Borrower and its Subsidiaries may engage in such transactions in the ordinary course of business and pursuant to the reasonable requirements of its business and on fair and reasonable terms substantially as favorable to it as those which it could obtain in a comparable arm's-length transaction with a non-Affiliate.

         5.5 Notices. Each Loan Party, each for itself, as soon as practicable, shall give notice to the Bank of:

            (a) The commencement of any uninsured litigation in excess of $100,000.00 relating to any Loan Party or relating to the transactions contemplated by this Agreement;

            (b) The commencement of any material arbitration or governmental investigation or proceeding not previously disclosed by the Loan Party to the Bank in writing which has been instituted or, to the knowledge of the Loan Party, threatened against any Loan Party or to which its properties or assets are subject which, if determined adversely to the Loan Party would constitute a Material Adverse Occurrence;

            (c) Any adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed by any Loan Party to the Bank which, if determined adversely to any Loan Party would constitute a Material Adverse Occurrence;

            (d) Any Event of Default under this Loan.

            (e) The completion of the proposed merger between Asset Investors Corporation and Commercial Assets, Inc., and a copy of the documentation evidencing such merger and specifying the identity of the surviving corporation.

            (f) Any notice of claimed default under any loans or credit agreements executed by Borrower or any Loan Party pursuant to which Borrower or any Loan Party has direct or contingent liability other than loans or credit agreements which are non-recourse to Borrower or the Loan Party and are secured by collateral other than the Bank's Collateral.

         5.6 Books and Records, Periodic Audits. Borrower and each Subsidiary shall maintain books and records reflecting all of its business affairs and transactions in accordance with standard accounting practices reasonably satisfactory to the Bank and permit the Bank, and its representatives and agents at reasonable times and intervals and upon reasonable notice to the Borrower, to visit all of its offices, discuss its financial matters with the Authorized Officers of the Borrower and its independent public accountants (and by this provision the Borrower authorizes its independent public accountants to participate in such discussions) and examine any of its books and other corporate records.

         5.7 Legal Existence. Borrower and each Subsidiary shall maintain its legal existence in good standing under the laws of its jurisdiction of organization and its qualification to transact business in each jurisdiction where failure to qualify would permanently preclude the Borrower or the Subsidiary from enforcing its rights with respect to any material asset or would expose Borrower or the Subsidiary to any material liability.

         5.8 Insurance. Borrower shall obtain and maintain the following insurance and pay all related premiums as they become due:

            (a) Casualty. Borrower shall maintain insurance on each Property consisting of real or personal property against damage or loss by fire, lightning, and other perils, on an all-risks basis, extended coverage basis, without co-insurance, if applicable, without contribution from the insured, such coverage to be in an amount reasonably satisfactory to the Bank. Such policy shall or certificates for such insurance to be furnished hereunder shall be in forms, companies and amounts satisfactory to Bank, with mortgagee clauses attached to all policies or certificates in favor of and in form satisfactory to Bank, including a provision requiring that the coverage evidenced thereby shall not be cancelled, terminated or materially modified without thirty (30) days' prior written notice to the Bank.

            (b) Commercial General Liability. Borrower shall maintain commercial general liability insurance protecting Borrower and Bank against loss or losses from liability imposed by law or assumed in any agreement, document, or instrument and arising from bodily injury, death, or property damage with a limit of liability satisfactory to the Bank per occurrence and general aggregate and "umbrella" excess liability insurance in an amount reasonably satisfactory to the Bank. Such policies must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations. In addition, there shall be obtained and maintained business motor vehicle liability insurance protecting each Borrower and Bank against loss or losses from liability relating to motor vehicles owned, non-owned, or hired used by each Borrower, any contractor, any subcontractor, or any other Person in any manner related to the business of the Borrower with a limit of liability satisfactory to the Bank (combined single limit for personal injury (including bodily injury and death and property damage).

            (c) Worker's Compensation. Borrower shall maintain or cause to be maintained worker's compensation insurance, disability benefits insurance, and such other forms of insurance as required by law covering loss resulting from injury, sickness, disability, or death of employees of each Borrower, any contractor, and any subcontractor located on or assigned to any property owned or operated by any Loan Party. Borrower shall cause each contractor and each subcontractor having employees located on or assigned to any business owned or operated by any Loan Party to obtain and maintain this same coverage for all eligible employees.

            (d) Other. All policies for required insurance shall be in form and substance satisfactory to Bank in its reasonable discretion. Required insurance may be provided under a blanket insurance policy. All required insurance shall be procured and maintained in financially sound and generally recognized responsible insurance companies selected by Borrower and approved by Bank. Such companies must be authorized to write such insurance in the states in which the Collateral is located. Each company shall be rated "A" or better and a financial size category of VII, by A.M. Best Co., in Best's Key guide, or such other rating acceptable to Bank in Bank's absolute and sole discretion. All property policies evidencing required insurance shall name Bank as first mortgagee and loss payee. All liability policies evidencing required insurance shall name Bank as additional insured. Coverage under the policies for the benefit of the Bank may not be limited due to the acts of Borrower. The policies shall provide for at least thirty (30) days' prior written notice of the cancellation or modification thereof to Bank.

            (e) Evidence. A certificate of insurance evidencing that such insurance is in full force and effect with respect to each Project shall be delivered to Bank, together with proof of the payment of the premiums thereof, or, at Bank's request, the original or a certified copy of each insurance policy. Thirty (30) days prior to the expiration of each such policy, Borrower shall furnish Bank evidence that such policy has been renewed or replaced in the form of a certified copy of the renewal or replacement policy or, a certificate reciting that there is in full force and effect, with a term covering at least the next succeeding calendar years, insurance of the types and in the amount required in this Section 5.8

         5.9 Inconsistent Agreements. Neither Borrower nor any Subsidiary shall enter into any agreement containing any provision which would be violated or breached by the Borrower or Subsidiary in the performance of its obligations under any Loan Document.

         5.10 Compliance with Laws. Borrower and each Subsidiary shall carry on its business activities and shall maintain the Property in substantial compliance with all Governmental Regulations and all applicable rules, regulations and orders of all Governmental Entities having power to regulate or supervise its business activities or the Property.

         5.11 Conduct of Business. Borrower and each Subsidiary shall maintain and keep its assets, property and equipment in good repair, working order and condition and from time to time make or cause to be made all needed renewals, replacements and repairs.

         5.12 Maintain Business. Borrower shall continue to engage primarily in the business being conducted on the date of this Agreement.

         5.13 Payment of Taxes and Claims. Borrower shall file or cause to be filed all tax returns and reports which are required by law to be filed by it and shall pay before they become delinquent all taxes, assessments and governmental charges and levies imposed upon it or its property and all claims or demands of any kind (including but not limited to those of suppliers, mechanics, carriers, warehouses, landlords and other like Persons) which, if unpaid, might result in the creation of a Lien upon its property; provided that the foregoing items need not be paid if they are being contested in good faith by appropriate proceedings, and as long as the title of Borrower and the Property Subsidiaries to its respective property is not materially adversely affected, its use of such property in the ordinary course of its business is not materially interfered with and adequate reserves with respect thereto have been set aside on its books in accordance with GAAP.

         5.14 Sales, Mergers, and other Fundamental Changes. Except as may be permitted by the Bank in its sole and absolute discretion, Borrower and its Subsidiaries shall not cause, suffer or permit, voluntarily or involuntarily,
(i) Borrower to enter into or offer or agree to any change in the legal or beneficial ownership of Borrower, or (ii) Borrower or its Subsidiaries to enter into or offer or agree to any change in the legal or beneficial ownership of Subsidiary such that Borrower ceases to own, directly or through another Subsidiary, one hundred percent (100%) of the legal and beneficial interests in each Subsidiary. For purposes of this Agreement, "change in the legal or beneficial ownership" shall include any transfer, sale, assignment, conveyance, exchange, transfer in connection with a pledge or hypothecation or the foreclosure of a pledge or hypothecation, transfer in connection with a grant of rights or warrants or options or proxies with respect to such ownership interests, merger, consolidation, reorganization, dissolution, liquidation or winding up of such entity, creation of additional classes of stock or equity interests, change in the rights associated with classes of preferred stock to permit conversion to common or voting stock or to grant voting rights, or any other act that would have the effect of altering or diminishing the legal or beneficial ownership or any rights or duties with respect thereto. Notwithstanding the foregoing, Borrower shall be entitled to changes in its legal or beneficial ownership provided that no such changes shall impair or diminish the voting and managerial control by Asset Investors Corporation of Borrower.

         5.15 Returned Payments. Each Loan Party agrees that, in the event any payment made by or on behalf of any Loan Party respecting any Obligations, or any portion any such payment, shall at any time be returned by the recipient thereof for any reason, including pursuant to any order (whether or not final) by a court of competent jurisdiction, any provision of the United States Bankruptcy Code as now existing or hereafter amended, or any other applicable federal or state law or because of acts or omissions of any Loan Party, the Obligations shall not be deemed to have been satisfied to the extent of the returned payment, and the obligations of each Loan Party shall be deemed to be reinstated automatically and to continue in full force and effect.

         5.16 Consolidation, Merger, Sale or Disposal of Assets. A Loan Party shall not without the prior written approval from the Bank:

            (a) acquire, consolidate or merge into or with any other entity (other than the proposed merger between Asset Investors Corporation and Commercial Assets, Inc.); or

            (b) sell, (other than sales of inventory in the ordinary course of business) transfer, lease, or otherwise dispose of all, or substantially all, of its assets during the term of this Agreement.

         5.17 Indebtedness. Borrower shall not create, incur, assume, or allow to exist any indebtedness of any kind or description, except the following:

            (a) Indebtedness to trade creditors incurred in the ordinary course of business, to the extent that it is not overdue past the original due date by more than ninety (90) days or being contested in good faith by the Borrower with the Bank's reasonable consent.

            (b) The Indebtedness under the Loan.

            (c) Indebtedness which is non-recourse to the Borrower or any Loan Party and is secured by collateral other than the Bank's Collateral.

         5.18 Platting. Bank acknowledges that Borrower is engaged in the designing and platting of Phase V of the Savanna Club development which is the Property located in Florida. Upon request by the Bank, Borrower shall provide the Bank with copies of design documents and plats proposed for the Phase V, prior to final approval by the applicable Governmental Entities.

         5.19 Further Assurances. Borrower and each Subsidiary will at any time and from time to time upon request of the Bank take or cause to be taken any action, execute, acknowledge, deliver or record any further documents, opinions or other instruments or obtain such additional insurance as Bank in its discretion deems necessary or appropriate to carry out the purposes of this Agreement.

                                   ARTICLE 6.
                               FINANCIAL COVENANTS

         6.1 Special Definitions. In this Article, the following terms shall have the following meanings as to Borrower:


            (a) "Free Cash Flow" shall mean Funds From Operations, plus Interest Expense, less an annual capital replacement reserve of $50.00 per developed homesite.

            (b) "Capital Lease" shall mean any lease that has been or should be capitalized under GAAP.

            (c)  "Funds  From  Operations"   shall  mean  Net  Income  or  loss,
calculated in accordance with GAAP (excluding gains and losses from debt restructure and sales of property), plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures, and including other adjustments made by Borrower on a consistent basis.

            (d) "Indebtedness" shall mean, as to any Person at any particular date, any contractual obligation enforceable against such Person (i) to repay borrowed money; (ii) to pay the deferred purchase price of property or services;
(iii) to make payments or reimbursements with respect to letters of credit whether or not there have been drawings thereunder; (iv) with respect to which there is any security interest in any property of such Person; (v) to make any payment or contribution to a Multi-Employer Plan; (vi) that is evidenced by a note, bond, debenture or similar instrument; and (vii) under any conditional sale agreement or title retention agreement.

            (e) "Indirect Obligation" shall mean, as to any Person, (a) any guaranty by such Person of any obligation of another Person; (b) any security interest in any property of such Person that secures any obligation of another person; (c) any enforceable contractual requirement that such person (i) purchase an obligation of another Person or any property that is security for such obligation; (ii) advance or contribute funds to another Person for the payment of an obligation of such other Person or to maintain the working capital, net worth or solvency of such other Person as required in any documents evidencing an obligation of such other Person; (iii) purchase property, securities or services from another person for the purpose of assuring the beneficiary of any obligation of such other Person that such other Person has the ability to timely pay or discharge such obligation; (iv) grant a security interest in any property of such Person to secure any obligation of another Person; or (v) otherwise assure or hold harmless the beneficiary of any obligation of another Person against loss in respect thereof; and (d) any other contractual requirement enforceable against such person that has the same substantive effect as any of the foregoing. The term "Indirect Obligation" does not, however, include the endorsement by a Person of instruments for deposit or collection in the ordinary course of business or the liability of a general partner of a partnership for obligations of such partnership. The amount of any Indirect Obligation of a Person shall be deemed to be the stated or determinable amount of the obligation in respect to which such Indirect Obligation is made or, if not stated or determinable, the maximum reasonable anticipated liability in respect thereof as determined by such Person in good faith.

            (f) "Intangible Assets" means: (a) patents, copyrights, trademarks, tradenames, franchise, license agreements, goodwill, and other similar intangibles; (b) unamortized debt discount and expenses; and (c) fixed assets to the extent of any write-up in the book value thereof resulting from a revaluation effective after the date of this Loan Agreement.

            (g) "Interest  Expense" means,  for any period of  calculation,  the
amount  reported  by  Borrower  in  its  financial  statements,   calculated  in
accordance with GAAP.

            (h) "Liabilities" shall have the meaning given that term in accordance with GAAP.

            (i) "Mandatory Debt Retirement and Interest" shall mean, at any date of determination, the sum of all mandatory payments of principal and interest (including payments due in connection with any Capital Lease) due during the period of twelve (12) months from the date of determination; provided, however, that any amounts outstanding under the Loan and any "balloon" repayments due within the 12-month period from the date of determination with respect to Borrower's indebtedness which requires a lump-sum repayment of the balance of the debt shall be deemed to have mandatory payments of principal and interest equal to the principal and interest required to be paid during the 12-month period if the outstanding principal balance of the Loan or the other debt were fully amortized over a period of twenty (20) years from the date of determination at an interest rate of eight percent (8%) per annum.

            (j)  "Minority   Interests"  shall  mean  the  legal  or  beneficial
interests in any majority-owned subsidiaries of Borrower owned by Persons other than Borrower.

            (k) "Net Income" shall have the meaning given that term in accordance with GAAP.

            (l) "Tangible Net Worth" means as of any date, total assets of the Borrower as determined in accordance with GAAP, minus the sum of (i) Liabilities and (ii) Intangible Assets and (iii) Minority Interests.

         6.2 Financial Covenants. As of the Closing Date and until the Loan and all indebtedness hereunder has been paid in full and all Obligations hereunder have been fully discharged, Borrower covenants and agrees as follows (each, a "Financial Covenant"):

            (a) Minimum Tangible Net Worth. The consolidated Tangible Net Worth of Borrower shall not fall below $70,000,000.00, at any time.

            (b) Ratio of Free Cash Flow to Interest Expense. The ratio of Free Cash Flow of Borrower to Interest Expense of Borrower, in each case measured over the prior four calendar quarters, shall not fall below 2.0 to 1, at any time.

            (c) Free Cash Flow Coverage. The ratio of Free Cash Flow of Borrower to Mandatory Debt Retirement and Interest Payments of Borrower determined over the prior four (4) quarters shall not fall below 1.5 to 1, at any time; provided, however, that Free Cash Flow shall be adjusted to reflect acquisitions and disposition of assets over the prior four (4) quarters.

         6.3 Compliance Certificate. Within forty-five (45) days after the close of each calendar quarter the Authorized Officer shall execute and deliver to Bank a Compliance Certificate, in the form and substance satisfactory to the Bank, confirming and certifying its continuing compliance with the financial covenants set forth in this Section, as further described in Section 5.1 above.

                                   ARTICLE 7.
                              DEFAULT AND REMEDIES

         7.1 Event of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder:

            (a) Monetary. The Borrower shall default in the payment when due of any Obligations owing to Bank under the terms of the Note and such failure to make payment shall continue for a period of five (5) days or longer, except for the payment in full of the Indebtedness on the Maturity Date, for which no grace period is permitted.

            (b) Covenant. A Default shall occur in the due performance and observance of any of the covenants and conditions of this Agreement or the Loan Documents, other than a monetary obligation, or an Event of Default specifically set forth in this Section, which breach is not cured to Bank's satisfaction within the applicable cure period for breach of such covenant or condition, and, if no specific cure period is provided, within thirty (30) days of notice of such Default being sent by the Bank to Borrower; provided, however, that if the Default cannot by its nature reasonably be cured within thirty (30) days and Borrower commences cure within thirty (30) days, Borrower shall be entitled to an additional thirty (30) days to complete such cure.

            (c)  Financial  Covenant.  A breach  by  Borrower  of the  Financial
Covenant set forth in Section 6.2 shall occur which is not cured to the satisfaction of the Bank within thirty (30) days after written notice from the Bank of such Default.

            (d) Representation and Warranties. Any written representation, warranty or disclosure made by a Loan Party proves to be materially false or misleading as of the date when made, whether or not such representation or disclosure appears in this Agreement, the Loan Documents, or items submitted by the Loan Party in connection therewith.

            (e) Act of Bankruptcy. An Act of Bankruptcy shall occur.

            (f) Material Adverse Occurrence. There occurs any Material Adverse Occurrence.

         Each Loan Party acknowledges and agrees that any Event of Default is conclusively deemed to impair the security of the Loan Documents, and that Bank shall be entitled to exercise any appropriate remedy, including without limitation, foreclosure of any Deed of Trust or Security Agreement upon the occurrence of any such Event of Default.

         7.2 Remedies. Upon the occurrence of an Event of Default, Bank may, in addition to any other remedies which Bank may have hereunder or under the Loan Documents or by law, at its option and without prior demand or notice take any or all of the following actions:

            (a)   Acceleration.   Declare  the   Obligations   under  this  Loan
immediately due and payable.

            (b) Realization. Proceed to protect and enforce its rights and remedies under the Loan Documents and avail itself of any other relief to which the Bank may be legally or equitably entitled.

            (c) Compelled Return of Payments or Proceeds. If Bank is for any reason compelled to surrender any payment or any proceeds of the Collateral because such payment or the application of such proceeds is for any reason invalidated, declared fraudulent, set aside, or determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds, then this Agreement, the Loan Documents and the Obligations to which such payment or proceeds was applied or intended to be applied shall be revived as if such application were never made; and Borrower shall be liable to pay to Bank, and shall indemnify Bank for and hold Bank harmless from any loss with respect to the amount of such payment or proceeds surrendered. This Section shall be effective notwithstanding any contrary action Bank may take in reliance upon its receipt of any such payment or proceeds. Any such contrary action so taken by Bank shall be without prejudice to Bank's right under this Agreement and shall be deemed to have been conditioned upon the application of such payment or proceeds having become final and irrevocable. The provisions of this Section shall survive the payment and satisfaction of all the Obligations.

            (d) Right of Set-off. Upon the occurrence of any Event of Default and at any time and from time to time thereafter, Bank is hereby authorized, without notice to Borrower or any Subsidiary (any such notice being expressly waived by Borrower and each Subsidiary), to set off and apply against the Obligations any and all deposits (general or special, time or demand, provisional or final) at any time held, or any other Indebtedness at any time owing by Bank to or for the credit or the account of Borrower or any Subsidiary, irrespective of whether or not Bank has made any demand under the Loan Documents and although such Obligations may be unmatured, but subject to the rights of any Person for whom the Borrower or the Subsidiary is holding funds as escrow agent. The right of Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Bank may otherwise have.

            (e) Entry Upon Premises and Access to Information. Upon the occurrence of an Event of Default and acceleration of the Obligations as provided herein, and at any time and from time to time thereafter, the Bank may
(i) enter any premises leased or owned by Borrower or a Subsidiary where any Collateral is located (or believed to be located) without any obligation to pay rent to Borrower or the Subsidiary, or any other place or places where any Collateral is believed to be located, (ii) render Collateral usable or saleable,
(iii) move movable Collateral to the premises of the Bank or any agent of the Bank for such time as the Bank may desire in order effectively to collect or liquidate such Collateral; (iv) take possession of, and make copies and abstracts of, the original books and records of Borrower and the Subsidiaries, obtain access to the data processing equipment, computer hardware and software relating to any of the Collateral and, subject to any proprietary rights of third parties, use all of the foregoing and the information contained therein in any manner the Bank deems appropriate in connection with the exercise of the Bank's rights.

         All remedies of Bank provided for herein and in any other Loan Document are cumulative and shall be in addition to all other rights and remedies provided by law. The exercise of any right or remedy by Bank hereunder shall not in any way constitute a cure or waiver of default hereunder or under any other Loan Document or invalidate any act done pursuant to any notice of default, or prejudice Bank in the exercise of any of its rights hereunder or under any other Loan Documents unless, in the exercise of its rights, Bank realizes all amounts owed to it under such Loan Documents.

         7.3 Recertified Appraisal. If at any time (a) an Event of Default under the Loan Documents has occurred, or (b) the Bank determines, in its sole judgment, that the collateral position of the Bank in relation to the credit extended for the benefit of the Borrower has adversely changed as a consequence of material, physical or economic impairment of the Collateral, or (c) the Bank is required by law or regulation to obtain a new Appraisal of the Properties, or either of them, the Bank may require a new Appraisal of the Property in form and content acceptable to the Bank to be prepared at Borrower's expense.

         7.4 Limitation; Insolvency Laws. As used in this Section: (a) the term "Applicable Insolvency Laws" means the laws of the United States of America or of any state or other governmental unit relating to bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. ss. 548, ss. 550 and other "avoidance" provisions of Title 11 of the United States Code) as applicable in any proceeding in which the validity and/or enforceability of the Loan Documents or any Specified Lien is in issue; and (b) "Specified Lien" means any security interest, mortgage, lien or encumbrance securing the Obligations, in whole or in part. Notwithstanding any other provision of this Agreement, if, in any proceeding against Borrower and/or a Subsidiary, a court of competent jurisdiction determines that the Obligations or any Specified Lien would, but for the operation of this Section, be subject to avoidance and/or recovery or be unenforceable against Borrower or the Subsidiary by reason of Applicable Insolvency Laws, the Obligations and each such Specified Lien shall be valid and enforceable only to the maximum extent that would not cause the Obligations and such Specified Lien to be subject to avoidance, recovery or unenforceability. To the extent that any payment to, or realization by, the Bank on the Obligations exceeds the limitations of this Section and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and the Obligations as limited shall in all events remain in full force and effect and be fully enforceable against the Borrower and each Subsidiary. This
Section is intended solely to reserve the rights of the Bank hereunder against Borrower and each Subsidiary in such proceedings to the maximum extent permitted by Applicable Insolvency Laws and none of the Borrower nor any Subsidiary nor any Person shall have any right, claim or defense under this Section that would not otherwise be available under Applicable Insolvency Laws in such proceedings. If the Obligations or any Specified Lien are subject to avoidance or recovery, or are unenforceable, with respect to Borrower or any Subsidiary by reason of Applicable Insolvency Laws, or if the validity and enforceability of the Obligations or any Specified Lien are limited with respect to Borrower or any Subsidiary pursuant to this Section 7.3, such avoidance, recovery, unenforceability or limitation shall not affect the validity or enforceability of the Obligations or any Specified Lien with respect to any other Subsidiary.

                                   ARTICLE 8.
                         RELATIONSHIP AMONG LOAN PARTIES

         8.1 Joint and Several Liability. BY SIGNING THIS AGREEMENT, BORROWER AND EACH OF THE SUBSIDIARIES AGREE THAT IT IS LIABLE, JOINTLY AND SEVERALLY WITH EACH OTHER LOAN PARTY, FOR THE PAYMENT OF THE NOTE AND ALL OTHER OBLIGATIONS OF THE BORROWER UNDER THIS AGREEMENT, AND THAT BANK CAN ENFORCE SUCH OBLIGATIONS AGAINST ANY OF BORROWER OR EACH SUBSIDIARY, IN BANK'S SOLE AND UNLIMITED DISCRETION.

         8.2 Bank's Right to Administer Credit. Bank may at any time and from time to time, without the consent of, or notice to, Borrower or Subsidiary, without incurring responsibility to Borrower or Subsidiary, and without affecting, impairing or releasing any of the obligations of Borrower hereunder:

            (a) pursuant to the exercise of its rights and remedies under the terms of the Loan Documents, sell, exchange, surrender, realize upon, release (with or without consideration) or otherwise deal with in any manner and in any order any property of any person or entity mortgaged to Bank or otherwise securing the Borrower's and Subsidiaries' joint and several liability, or otherwise providing recourse to Bank with respect thereto;

            (b) exercise or refrain from exercising any rights against Borrower or any Subsidiary or others with respect to the Borrower's or Subsidiaries' joint and several liability, or otherwise act or refrain from acting;

            (c) settle or compromise any of the Borrower's or Subsidiaries' joint and several liability, any security therefor or other recourse with respect thereto, or subordinate the payment or performance of all or any part thereof to the payment of any liability (whether due or not) of Borrower or any Subsidiary to any creditor of Borrower or any Subsidiary, as applicable, including without limitation, Bank and Borrower or any Subsidiary;

            (d) apply any sums received by Bank from any source in respect of any liabilities of Borrower or any Subsidiary to Bank to any of such liabilities, regardless of whether the Note remains unpaid;

            (e) fail to set off and/or release, in whole or in part, any balance of any account or any credit on its books in favor of Borrower or any Subsidiary, or of any other person, and extend credit in any manner whatsoever to Borrower or any Subsidiary, and generally deal with Borrower or any Subsidiary and any security for the Borrower's or Subsidiaries' joint and several liability of any recourse with respect thereto as Bank may see fit; and/or

            (f) consent to or waive any breach of, or any act, omission or default under, this Agreement or any other Loan Document, including, without limitation, any agreement providing collateral security for the payment of the

Borrower's  and   Subsidiaries'   joint  and  several  liability  or  any  other
indebtedness of any Borrower to Bank.

         8.3 Primary Obligation. No invalidity, irregularity or unenforceability of all or any part of Borrower's or Subsidiaries' joint and several liability or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to any other Loan Party's joint and several liability, and all obligations under the Note and this Agreement are primary obligations of Borrower and each Subsidiary.

         8.4 Payments Recovered From Bank. Notwithstanding any other term or provision hereof, if claim is ever made upon Bank for repayment or recovery of any amount or amounts received by Bank from Borrower, Subsidiary or any other person or entity and applied in payment of or on account of any of the Borrower's or Subsidiaries' joint and several liability and Bank is required to repay all or any part of said amount or amounts by reason of (i) judgment, decree or order of any court of administrative body having jurisdiction over Bank or any of its property, or (ii) any settlement or compromise of any such claim effected by Bank with any such claimant (including Borrower or Subsidiary), then and in such event such judgment, decree, order, settlement or compromise shall be binding upon Borrower and each Subsidiary and Borrower and each Subsidiary shall be and remain liable to Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received by Bank.

         8.5 No Release. Until the Note and all other obligations under this Agreement have been paid in full and each and every one of the covenants and agreements of this Agreement are fully performed, the obligations of Borrower and each Subsidiary hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Agreement, be deemed a legal or equitable discharge of a surety or Subsidiary, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Bank or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by Bank whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of Borrower or Subsidiary, nor shall any modification of any of the Note or this Agreement or release of any security therefor by operation law or by the action of any third party affect in any way the obligations of Borrower or Subsidiary hereunder, and Borrower or each Subsidiary hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, agreements or waivers of any of them, it being the purpose and intent of the parties hereto that the Borrower's or Subsidiaries' joint and several liability constitute the direct and primary obligations of Borrower and each Subsidiary and that the covenants, agreements and all obligations of Borrower and each Subsidiary hereunder be absolute, unconditional and irrevocable.

         8.6 No Marshalling. Borrower and each Subsidiary hereby waives any and all right to cause a marshalling of any other Loan Party's assets or any other action by any court or other governmental body with respect thereto insofar as the rights of Bank hereunder are concerned or to cause Bank to proceed against any security for the Loan Party's joint and several liability or any other recourse which Bank may have with respect thereto, and further waives any and all requirements that Bank institute any action or proceeding at law or in equity against any other Loan Party or anyone else, or with respect to this Agreement, the Loan Documents, or any collateral security for the Borrower's or Subsidiaries' joint and several liability, as a condition precedent to making a demand on, or bringing an action or obtaining and/or enforcing a judgment against Borrower or any Subsidiary. Borrower and each Subsidiary further waives any requirement that Bank seek performance by any other Loan Party or any other person, of any obligation under this Agreement, the Loan Documents or any collateral security for the Borrower's or Subsidiaries' joint and several liability as a condition precedent to making a demand on, or bringing any action or obtaining and/or enforcing a judgment against, Borrower or any Subsidiary. Neither Borrower nor any Subsidiary shall have any right of setoff against Bank with respect to any of its obligations hereunder. Any remedy or right hereby granted which shall be found to be unenforceable as to any person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

         8.7 Deficiencies. Borrower and each Subsidiary specifically agrees that in the event of a foreclosure under any security agreement or other similar agreement held by Bank which secures any part or all of the Borrower's and Subsidiaries' joint and several liability and in the event of a deficiency resulting therefrom, Borrower and each Subsidiary shall be, and hereby is expressly made, liable to Bank for the full amount of such deficiency notwithstanding any other provision of this Agreement or provision of such agreement, any document or documents evidencing the indebtedness secured by such agreement or any other document or any provision of applicable law which might otherwise prevent Bank from enforcing and/or collecting such deficiency. Borrower and each Subsidiary hereby waives any right to notice of a foreclosure under any security agreement or other similar agreement given to Bank by any other Loan Party which secures any part or all of the Loan Parties' joint and several liability.

         8.8 Bankruptcy. Borrower and each Subsidiary expressly agrees that its liability and obligations under the Note and this Agreement shall not in any way be affected by the institution by or against any other Loan Party or any other person or entity of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors, or any action taken or not taken by Bank in connection therewith, and that any discharge of Borrower's or Subsidiaries' joint and several liability pursuant to any such bankruptcy or similar law or other law shall not discharge or otherwise affect in any way the obligations of any other Loan Party under the Note, the Guarantee and this Agreement, and that upon or at any time after the institution of any of the above actions, at Bank's sole discretion, the Borrower's and Subsidiaries' joint and several obligations shall be enforceable against Borrower or any Subsidiary that is not itself the subject of such proceedings. Borrower and each Subsidiary expressly waives any right to argue that Bank's enforcement of any remedies against Borrower or that Subsidiary is stayed by reason of the pendency of any such proceeding against any other Loan Party.

                                   ARTICLE 9.
                           RELEASES AND SUBSTITUTIONS

         Borrower may sell either of the Property located in Florida ("Florida Property") or the Property located in Arizona ("Arizona Property") pursuant to a purchase contract and releases under the applicable Deed of Trust shall be executed and delivered by the Bank for the Property so sold, upon the terms and conditions set forth in this Article. In connection with such a sale, Borrower may propose substitute collateral for the Florida Property or the Arizona Property so sold, upon the terms and conditions set forth in this Article.

         9.1 Release Procedure. The Bank's obligation to permit the release of the lien of the Deed of Trust encumbering either the Florida Property or the Arizona Property (either, a "Release Property") shall be contingent upon all of the following: (i) no Event of Default shall have occurred and be continuing,
(ii) payment to the Bank of the release Price (defined below), (iii) payment of any and all expenses, including reasonable attorneys' fees in respect of such release incurred by the Bank, costs of recording releases, and incidental release fees charged by the Bank, in connection with such release, (iv) the Release Property shall be the entire Florida Property or the entire Arizona Property, and (v) the Commitment Amount shall automatically be reduced to an amount equal to the portion of the Commitment Amount allocated to the remaining Property after release of the Release Property, except and to the extent that the Borrower and the Bank agree to a substitution of Collateral on the terms provided herein

         9.2 Release Price. For the release of the Release Property, Borrower shall pay to the Bank an amount (the "Release Price"), calculated as follows: an amount equal to the quotient of the Allocated Amount for the Release Property as described on Exhibit C ("Allocated Amount") divided by the Commitment Amount, multiplied by the Advances outstanding under the Loan as of the date of release of the Release Property (e.g.: $10,800,000 (Allocated Amount for Arizona Property) divided by $15,000,000 (Commitment Amount) = .72 x $9,200,000 (assumed amount of Advances) = $6,624,000 Release Price).

         9.3 General Provisions Regarding Releases. With respect to each request for release and payment of the Release Price:

            (a) Not later than five (5) Business Days prior to closing of the sale of a Release Property, Borrower shall provide to the Bank the fully-prepared request for partial release, together with the items described in this Article 9 which are conditions precedent to the Bank's obligation to grant such release (other than payment of the Release Price and other costs and expenses).

            (b) Every payment of Release Price shall be credited first to costs then due and unpaid with respect to the Loan, second to accrued interest due under the Loan with respect to the Release Price, and, third, to the principal balance of the Loan.

            (c) The Commitment Amount shall automatically be reduced by an amount equal to the Allocated Amount for the Release Property, except and to the extent the Borrower and the Bank agree to a simultaneous substitution of Collateral.

            (d) Any payment of Release Price shall not release Borrower from the payment of the Note according to its terms and conditions, and no such payment shall in any way impair or affect the validity, priority or standing of the Deed of Trust as to the remainder of the Property encumbered by a Deed of Trust.

         9.4 Substitution of Collateral. In connection with the request for release of a Release Property, the Borrower may also request that the Bank accept substitute collateral for the Release Property in order to avoid the reduction of the Commitment Amount by the Allocated Amount attributable to the Release Parcel. The Bank shall have no obligation to accept the offered substitute collateral and any acceptance by the Bank of substitute collateral shall be in the Bank's sole and absolute discretion and upon such terms and conditions satisfactory to the Bank, including without limitation the Allocated Amount attributable to such substitute collateral. In order to permit the Bank to review and evaluate such substitute collateral, the Borrower shall, not less than sixty (60) days prior to Borrower's request for release of the Release Property, provide to the Bank such due diligence items and information as may be requested by the Bank. In the event the Bank shall determine to accept such substitute collateral, Borrower shall execute and deliver to the Bank such amendments to this Agreement and the Loan Documents and additional documents and instruments and due diligence items in the nature of items described in Article 3 as the Bank may request.


                                  ARTICLE 10.
                                  MISCELLANEOUS

         10.1 No Waiver. No waiver of any default or breach by a Loan Party hereunder shall be implied from any failure by Bank to take action on account of such default if such default persists or is repeated, and an express waiver shall not affect any default other than the default specified in the waiver and shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Bank to, or of, any act by a Loan Party requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to, or of, any subsequent similar act.

         10.2 Successors and Assigns. This Agreement is made and entered into for the sole protection and benefit of Bank and the Loan Parties, their successors and assigns, and no other person or persons shall have any right of action hereunder. The terms hereof shall be binding upon and shall inure to the benefit of the parties hereto and the personal representatives, executors, successors and assigns of the parties hereto; provided, however, that the interests of a Loan Party hereunder cannot be assigned or otherwise transferred without the prior consent of Bank.

         10.3 Subrogation of Bank. Bank shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Bank under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

         10.4 Notices. Any notice required or permitted to be given by Borrower or Bank under this Agreement shall be in writing and will be deemed given (a) upon personal delivery or upon confirmed transmission by telecopier or similar facsimile transmission device, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or
(c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

         If to Borrower or a Subsidiary:

                           Asset Investors Operating Partnership, L.P.
                           c/o Asset Investors Corporation
                           3410 S. Galena Street, Suite 210
                           Denver, CO 80231
                           Attn:  Chief Financial Officer
                           Telecopy No.:  303-614-9401

         With Copy to:

                           Joseph Gaynor, Esq.
                           Brandywine Real Estate Management Services
                           Corporation
                           2637 McCormick Drive
                           Clearwater, Florida  33759-1041
                           Telecopy No.:  727-791-7920

         If to Bank:

                           U. S Bank National Association
                           918 17th Street, Fifth Floor
                           Denver, Colorado  80202
                           Attention:  Cyd D. Petre, Vice President
                           Telecopy #:  (303) 585-4198

         With a copy to:

                           Gorsuch Kirgis LLP
                           Tower I, Suite 1000
                           1515 Arapahoe Street
                           Denver, Colorado  80202
                           Attention:  Connie B. Hyde, Esq.
                           Telecopy #:  (303) 376-5001

         10.5 Authority to File Notices. Borrower and each Subsidiary irrevocably appoint, designate and authorize Bank as its agent (said agency being coupled with an interest) to send to any third party any other notice or documents or take any other action that Bank deems necessary or desirable to protect its interest hereunder, or under the Loan Documents, and will upon request by Bank, execute such additional documents as Bank may require to further evidence the grant of the aforesaid right to Bank.

         10.6 Time. Time is of the essence hereof.

         10.7 Amendments, etc. No amendment, modification, termination or waiver of any provisions of this Agreement or of any of the Loan Documents nor consent to any departure by Borrower or a Subsidiary therefrom shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         10.8 Headings. The article and section headings in no way define, limit, extend or interpret the scope of this Agreement or of any particular article or section.

         10.9 Number and Gender. When the context in which the words are used in this Agreement indicate that such is the intent, words in the singular number shall include the plural and vice-versa. References to any one gender shall also include the other gender if applicable under the circumstances.

         10.10 No Joint Venture; No Third Party Beneficiary. The Bank, on the one hand, and the Loan Parties, on the other, each have separate and independent rights and obligations under this Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of the Loan Parties and the Bank for any purpose or in any respect. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto and their respective successors and assigns any rights and remedies under or by reason of this Agreement.

         10.11 Governing Law; Venue. THIS AGREEMENT AND THE LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO (WITHOUT GIVING EFFECT TO COLORADO'S PRINCIPLES OF

CONFLICTS OF LAW), EXCEPT TO THE EXTENT (A) OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION, FORECLOSURE AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST SPECIFIC COLLATERAL, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED (THE "COLLATERAL STATE"), AND (B) THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES REGULATIONS, OR ORDERS ISSUED OR PROMULGATED THEREUNDER, APPLICABLE TO THE AFFAIRS AND TRANSACTIONS ENTERED INTO BY THE BANK, OTHERWISE PREEMPT COLLATERAL STATE LAW OR COLORADO LAW; IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL. BORROWER, EACH SUBSIDIARY, HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COLORADO OR FEDERAL COURT SITTING IN DENVER, COLORADO (OR ANY STATE IN WHICH THE PROPERTY IS LOCATED) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS.

         10.12 Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and of the Loan Documents and the extension of the Loan hereunder and continue in full force and effect until the Obligations of Borrower hereunder evidenced by the Note have been fully paid and satisfied.

         10.13 Automatic Acceleration. Should there occur an Event of Default which would, with the giving of notice, the passage of time, or both, constitute an Event of Default hereunder and if a petition under the United States Bankruptcy Code thereafter is filed by or against Borrower or any Subsidiary while such event remains uncured, all obligations hereunder shall be automatically accelerated and due and payable and the Default Rate of interest provided for in the Note shall automatically apply as of the date of the first occurrence of the event which would, with the giving of notice, the passage of time, or both, constitute an Event of Default, without any notice, demand or action of any type on the part of Bank (including any action evidencing the acceleration or imposition of the default rate of interest). The fact that the Bank has, prior to the filing of the voluntary petition under the United States Bankruptcy Code, acted in a manner which is inconsistent with the acceleration and imposition of the default rate of interest provided for in the Note, shall not constitute a waiver of this Section 9.13 or estop Bank from asserting or enforcing Bank's rights hereunder.

         10.14 Costs and Expenses. The Loan Parties shall reimburse Bank for all reasonable attorneys' fees and expenses incurred by Bank in connection with negotiation, preparation, approval, review, execution, delivery, amendment, and modification of the Loan and the enforcement of Bank's rights under this Agreement and each of the other Loan Documents, including, without limitation, reasonable attorneys' fees and reimbursements for trial, appellate proceedings, out-of-court workouts and settlements and for enforcement of rights under any state or federal statute, including, without limitation, reasonable attorneys' fees incurred in bankruptcy and insolvency proceedings such as in connection with seeking relief from stay in a bankruptcy proceeding or negotiating and documenting any amendment or modification of the Loan or reviewing subsequent submission items pertaining to the Loan. The Loan Parties shall pay all costs incurred by the Bank in negotiation, preparation, approval, review, execution, delivery, amendment, and modification of the Loan and the enforcing payment and performance of the Loan, exercising rights and remedies of Bank under the Loan Documents, or reviewing submission items pertaining to the Loan. The Loan Parties' reimbursement obligation shall be part of the indebtedness evidenced by the Loan Documents.

         10.15 Severability; Titles. If any provision of this Agreement or of any other Loan Document executed in connection with this Agreement is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the Loan Document in which such provision is contained, or the application of the provision to other persons, entities or circumstances, nor any other document referred to in this Agreement, shall be affected by such invalidity or unenforceability, and there shall be deemed substituted for the invalid or unenforceable provision the most similar provision which would be valid and enforceable under applicable law.

         10.16 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same document.

         10.17 Participations. Bank, at any time, shall have the right to sell, assign, transfer, negotiate or grant participation interests in the Loan and in any documents and instruments executed in connection therewith. Each Loan Party acknowledges and agrees that any such disposition shall give rise to a direct obligation of Borrower to each such participant, so long as any enforcement action shall be taken jointly among such participants. Bank is authorized to furnish to any participant or prospective participant any information or document that Bank may have or obtain regarding the Loan or the Loan Parties.

         10.18 Waiver of Rights. In order to avoid delays in time and any prejudice that may arise from trial by jury and in light of the complexities of this transaction, in the event of litigation arising out of or relating to this Loan Agreement, the Note and/or the other Loan Documents, and/or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Loan Agreement, the other Loan Documents and/or any other instrument, document or agreement executed or delivered in connection herewith, or the transaction related hereto or thereto, in each case, whether sounding in contract, tort or otherwise, Bank, Borrower and each Subsidiary, with the prior advice of counsel, knowingly, intelligently and as a bargained for matter, waives its right to trial by jury and agree and consent that any claim, demand, action or cause of action in respect to such litigation shall be decided by a trial to the court without a jury.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement as of the day and year first above written.

                                BANK:

                                U.S. BANK NATIONAL ASSOCIATION


                                By:  /s/Cyd Petre
                                    -----------------------
                                    Cyd Petre, Vice President

                                BORROWER:

                                ASSET INVESTORS OPERATING PARTNERSHIP,
                                L.P., a Delaware limited partnership

                                By:  ASSET INVESTORS CORPORATION,
                                     a Delaware corporation,
                                     General Partner


                                     By: /s/David M. Becker
                                         ----------------------
                                          David M. Becker
                                          Chief Financial Officer

                                SUBSIDIARIES:

                                AIOP FLORIDA PROPERTIES I, L.L.C., a
                                Delaware  limited  liability
                                company

                                By:  ASSET INVESTORS OPERATING PARTNERSHIP,
                                     L.P., a Delaware limited partnership,
                                     Sole Member and Manager

                                     By:  ASSET INVESTORS CORPORATION,
                                          a Delaware corporation, General
                                          Partner


                                          By:  /s/David M. Becker
                                             -------------------------
                                              David M. Becker
                                              Chief Financial Officer

                                AIOP FLORIDA PROPERTIES II, L.L.C., a
                                Delaware limited liability company

                                By:  ASSET INVESTORS OPERATING PARTNERSHIP,
                                     L.P., a Delaware limited partnership,
                                     Sole Member and Manager

                                     By:  ASSET INVESTORS CORPORATION,
                                          a Delaware corporation, General
                                          Partner


                                          By:      /s/David M. Becker
                                              -------------------------
                                              David M. Becker
                                              Chief Financial Officer

                                COMMUNITY SAVANNA CLUB JOINT VENTURE, a
                                Delaware general partnership

                                By:  AIOP FLORIDA PROPERTIES I, L.L.C.,
                                     a Delaware limited liability company,
                                     Managing General Partner

                                     By:  ASSET INVESTORS OPERATING PARTNERSHIP,
                                          L.P., a Delaware limited partnership,
                                          Sole Member and Manager

                                          By:  ASSET INVESTORS CORPORATION,
                                               a Delaware corporation, General
                                               Partner


                                               By:      /s/David M. Becker
                                                   -------------------------
                                                   David M. Becker
                                                   Chief Financial Officer

                                AIOP LOST DUTCHMAN NOTES, L.L.C., a
                                Delaware limited liability company

                                     By:  ASSET INVESTORS OPERATING PARTNERSHIP,
                                          L.P., a Delaware limited partnership,
                                          Sole Member and Manager

                                          By:  ASSET INVESTORS CORPORATION,
                                               a Delaware corporation, General
                                               Partner


                                               By:      /s/David M. Becker
                                                  -------------------------
                                                   David M. Becker
                                                   Chief Financial Officer

STATE OF COLORADO                           )
                                            )        ss.
CITY AND COUNTY OF DENVER                   )

     The foregoing instrument was acknowledged before me this 7 day of April, 2000, by Cyd Petre as Vice President of U. S. BANK NATIONAL ASSOCIATION.

         Witness my hand and official seal.

         My Commission Expires:  12/7/2000


                                                              /s/Pam J. Finch
                                                      -------------------------
                                                              Notary Public

[ S E A L ]


STATE OF COLORADO                           )
                                            )        ss.
COUNTY OF DENVER                            )

         The foregoing instrument was acknowledged before me this 7 day of April, 2000, by David M. Becker as Chief Financial Officer of Asset Investors Corporation, a Delaware corporation, as general partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership.

         Witness my hand and official seal.

         My commission expires:  12/7/3000


                                                              /s/Pam J. Finch
                                                      -------------------------
                                                              Notary Public
( S E A L )

STATE OF COLORADO                           )
                                            )        ss.
COUNTY OF DENVER                            )

         The foregoing instrument was acknowledged before me this 7 day of April, 2000, by David M. Becker as Chief Financial Officer of Asset Investors Corporation, a Delaware corporation, as general partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership, as Sole Member and Manager of AIOP Florida Properties I, L.L.C., a Delaware limited liability company.

         Witness my hand and official seal.

         My commission expires:  12/7/2000


                                                              /s/Pam J. Finch
                                                      -------------------------
                                                              Notary Public
( S E A L )

STATE OF COLORADO                           )
                                            )        ss.
COUNTY OF DENVER                            )

         The foregoing instrument was acknowledged before me this 7 day of April, 2000, by David M. Becker as Chief Financial Officer of Asset Investors Corporation, a Delaware corporation, as general partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership, as Sole Member and Manager of AIOP Florida Properties II, L.L.C., a Delaware limited liability company.

         Witness my hand and official seal.

         My commission expires:  12/7/2000


                                                              /s/Pam J. Finch
                                                      -------------------------
                                                              Notary Public
( S E A L )

STATE OF COLORADO                           )
                                            )        ss.
COUNTY OF DENVER                            )

         The foregoing instrument was acknowledged before me this 7 day of April, 2000, by David M. Becker as Chief Financial Officer of Asset Investors Corporation, a Delaware corporation, as general partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership, as Sole Member and Manager of AIOP Florida Properties I, L.L.C., as Managing General Partner of Community Savanna Club Joint Venture, a Delaware general partnership.

         Witness my hand and official seal.

         My commission expires:  12/7/2000



                                                              /s/Pam J. Finch
                                                      -------------------------
                                                              Notary Public
( S E A L )

STATE OF COLORADO                                    )
                                                     )    ss.
COUNTY OF DENVER                                     )

         The foregoing instrument was acknowledged before me this 7 day of April, 2000, by David M. Becker as Chief Financial Officer of Asset Investors Corporation, a Delaware corporation, as general partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership, as Sole Member and Manager of AIOP Lost Dutchman Notes, L.L.C., a Delaware limited liability company.

         Witness my hand and official seal.

         My commission expires:     12/7/2000



                                                              /s/Pam J. Finch
                                                      -------------------------
                                                              Notary Public
( S E A L )